CAVANAL HILL FUNDS

Supplement dated April 1, 2016
to the
Money Market Funds Prospectus
for Select and Premier Shares
dated April 1, 2016

Select Shares and Premier Shares of the Cavanal Hill U.S. Treasury Fund are currently not available for sale.

Select Shares of the Cavanal Hill Government Securities Money Market Fund are currently not available for sale.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.